#1 Wealth and Health Group in Greater Bay Area, China

AGBA

INVESTOR PRESENTATION

March 2023

Disclaimer and Confidentiality

About This Presentation

In this presentation, the "Group", "we", "us" and "our" mean AGBA Group Holding Limited (the "Group" or "AGBA") and its subsidiaries. All amounts are in U.S. dollars unless otherwise indicated. The information contained herein does not purport to contain all of the information about the Group or AGBA. AGBA or its respective affiliates or representatives does not make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation.

Forward Looking Statements

This presentation contains forward-looking statements with respect to the Group. These forward-looking statements, by their nature, require the Group to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, including without limitation the successful and timely completion and the commercialization of the products referred to herein. Forward-looking statements are not guarantees of performance. These forward-looking statements, including financial outlooks and strategies or deliverables stated herein, may involve, but are not limited to, comments with respect to the Group's business or financial objectives, its strategies or future actions, its projections, targets, expectations for financial condition or outlook for operations. Words such as "may", "will", "would", "could", "expect", "believe", "plan", "anticipate", "intend", "estimate", "continue", or the negative or comparable terminology, as well as terms usually used in the future and conditional, are intended to identify forward-looking statements. Information contained in forward-looking statements is based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including perceptions of historical trends, current conditions and expected future developments, as well as other considerations that are believed to be appropriate in the circumstances. These assumptions are considered to be reasonable based on currently available information, but the reader is cautioned that these assumptions regarding future events, many of which are beyond its control, may ultimately prove to be incorrect since they are subject to risks and uncertainties that affect the Group and its business.

The forward-looking information set forth herein reflects expectations as of the date hereof and is subject to change thereafter. The Group disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Undue reliance should not be placed on forward-looking statements. The forward-looking statements contained in this presentation are expressly qualified by this cautionary statement. This presentation is not intended to form the basis of any investment decision and there can be no assurance that any transaction will be undertaken or completed in whole or in part. The delivery of this presentation shall not be taken as any form of commitment on the part of the Group or its shareholders to proceed with any transaction, and no offers will subject the Group or its shareholders to any contractual obligations before definitive documentation has been executed.
This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of AGBA, the Group, or any of their respective affiliates.

This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Group's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Group's presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Group believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Group's financial condition and results of operations. The Group believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Group's financial measures with other similar companies. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non-GAAP financial measures.

Industry and Market Data

In this Presentation, AGBA relies on and refers to certain information and statistics obtained from third-party sources which they believe to be reliable. AGBA has not independently verified the accuracy or completeness of any such third-party information. Some data is also based on the good faith estimates of the Company which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with the Company.

We Are a One-Stop Financial Supermarket....

AGBA Group

Operating Track Record	30 Years
Major Shareholder	Mr. Richard Tsai
Workforce	2,600
Products	Insurance: 700+ Investment: 1,800+

Product Vendors (100+ in total)

1st[1]

Largest Independent Financial Advisor in Hong Kong

~2,000 financial advisors

~200,000 customers

~US$200m normalized revenue

3rd[1]

Largest Healthcare Brand in Hong Kong

~800 affiliated clinics

~1,200 doctors and specialists

~300,000 corporate and Individual customers

(1) Source: various internal and external studies

Organized into Four Principal Businesses

How we make money....

AGBA Group

Distribution Business	Platform Business	FinTech Business	Healthcare Business
AGBA Financial	one platform	TANDEM, zai, oscar	AGBA Health
Sells a wide range of financial products to retail and corporate customers through various types of sales representatives.	Provides access to products and supporting services to internal and external distribution channels.	Invests in FinTech companies capturing strategic benefits as well as financial rewards.	Provides healthcare services to corporate customers through a network of doctors and clinics.
Commissions	**Platform fees**	**Investment gains**	**Service fees**

Our Resilient Business – Growing and Winning in Adversities

Despite the prolonged impact of social protests in 2019 and COVID, our business continues its stable (albeit reduced) revenue stream….

….while our market leadership is well recognized by numerous awards


US$'000 (1)
100,102
69,390
77,233
88,020 (1)
2019
2020
2021
2022
Social Protests
COVID Lockdowns


新城財經台雄財宴
GENERALI
BOC Life 2022 Appreciation Party
Best of the Champions
Leaders' Choice
AGBA | OnePlatform

(1) Source: Unaudited historic revenue for entity previously contracting AGBA's independent financial advisors

AGBA Key Investment Highlights



1. Unique product and service offerings:
   - B2C: market leading portfolio of wealth and health products
   - B2B: tech-enabled broker management platform for advisors
2. Large end-markets with strong macro-economic growth drivers
3. Compelling business model economics
4. Significant unrealized value of fintech and healthcare franchise
5. Experienced management team


AGBA
All greater together

Unique Product and Service Offerings

Insurance:
We Are #1 Independent Broker in Hong Kong and....

AGBA

Independent Largest Financial Advisors for both Insurance and Funds

AGBA Financial Advisors


1,187
1,805
2018
2022

....We are at the top in productivity


Life Insurance Sales
Sales per head *
Bank of China 2.3x
AGBA 1.6x
Sun Life 1.2x
YF LIFE 1.1x
AIA 1.0x
Manulife 1.0x
Chubb 0.8x
AXA 0.8x
FTLife 0.7x
FWD 0.6x
*AFYP/ Headcount

*Indexed to AIA

Asset Management:
#1 Independent Wealth Advisors in Hong Kong covering more Products than anyone else


Chinese companies are among the largest employers in the city's finance industry
Top 10 financial companies with the most licensed employees in Hong Kong
Parents headquartered in Hong Kong, mainland China and other countries
2022
0
500
1,000
1,500
Citic Hong Kong Securities
Morgan Stanley Asia
Goldman Sachs Asia
OnePlatform Asset Management
Citigroup Global Markets Asia
Nomura International Hong Kong
CLSA
Credit Suisse Hong Kong
Everbright Securities Investment Services Hong Kong
Goldman Sachs Asia Securities
FINANCIAL TIMES
Source: Securities and Futures Commission
AGBA is the largest Independent Wealth Advisors headquartered in Hong Kong

Product Type	No. of Providers	No. of Products
Life Insurance	24	>600
General Insurance	19	>280
MPF / Pensions	8	10
Investment Funds	39	880
Non-Financial Products	2	47

A Multi-Year Transformation to Platform Business

Investing more than US$200m, we have leveraged lessons learned from our investments in successful FinTech operations in Europe and U.S. by upgrading and focusing on our high-margin platform business.


Traditional Broker-Dealer Business
Infrastructure and Technology Upgrading
Fintech Investments
B2B Business: OnePlatform
Platform Business
TANDEM
currencyfair
one platform
nutmeg
oscar
one platform
2018
2019
2020
2021
2022

Tech-enabled Platform Infrastructure

AGBA

Financial professionals plug into OnePlatform easily and power their business instantly. OnePlatform offers everything necessary from front-end client servicing to back-end operations support.



Ease of Access
Accessible Anytime Anywhere
Ease of Mind
Ease of Choice
Welcome Onboard
Unique Business Enabler
Value Creation by Business Diversification
Customer On-Boarding & Services
Customer On-Boarding
Single View Client ePortal
Consolidated Client eStatement
Customer Care & Experience Centre
OnePlatform OnAir
Centralized products & regulations news (1portal/ email/ whatapp, etc.)
24/7 product info & knowledge
Training and Licensing
Licensing Training###
Licensing Application###
Product Knowledge and Selling Skills Supports###
Acquisition and On-Boarding
Recruitment Support
On-Boarding Services
People Management Model
E-ticket for submission queue
Sales Journey Partnership
Sales Tools – Financial Planning Tools
eFNA / ePOS
Product Library
Product Comparison (iCompare) & Selection
New Business Support and Status Checking
Systematic application document library

Unique One-Stop Platform Business

AGBA

Unique ‘universal’ one-stop financial business solution platform serving financial advisors, brokers and financial institutions.
Already servicing 16% of the Hong Kong broker market and reaching more than 200,000 end customers in the GBA.

Product manufactures

AIA, AXA, FTLife, Cigna, ZURICH, CHUBB, FWD insurance, BOC LIFE, BlackRock, J.P.Morgan, Allianz, Invesco, Schroders, Amundi Asset Management, Value Partners Group, Fidelity International, Franklin Templeton Investments, MetLife

one platform

- Systems
- Big Data
- Operations
- Customer Care
- Educations
- Loyalty
- Training

Distributors / Advisors

- Financial Advisors
- Digital Retails
- Banks
- Non-financial corporates
- HMOs
- Medical Clinics

Attractive Platform Business Economics

Fundamentally, the costs of our platform do not grow in proportion to our revenue. We have built a highly scalable infrastructure capable of handling multiples of our current business volume.

Sample Economics (USD in Mn):


160
140
120
100
80
60
40
20
0
Platform Fees
Platform Expense

Revenue = Platform Fees:

- *Core revenue is Platform Fees (ranging from 15%-27% of gross commissions) charged to Advisors using our services.*
- *Additional fees may be charged for "add-on" services, such as additional training, back-office support, etc.*

Cost = Platform Expense:

- *Due to the substantial investments into the Platform Business over the past 2-3 years, we have created a tech-driven, scalable platform that requires minimal additional investments to support additional business volumes.*

Large, Expanding Markets




B2B PLATFORM
FINTECH
HEALTH
FINANCIAL ADVISORY

Our Core Markets are very large and growing

The wealth and health industries represent the largest slice of the Chinese economy.
Robust growth expected in Hong Kong for the next decade and beyond.
Lack of integrated and holistic health and wealth businesses = opportunity to capitalize long-term growth.

Industry	Size	Secular Growth Drivers	AGBA Position
Wealth: Life Insurance	▸ Top-5 market globally ▸ USD 73 bn in annual premium	▸ Higher risk awareness ▸ Mortality protection gap ▸ Digitalization	#1 life insurance broker in Hong Kong
Wealth: Asset Management	▸ Third highest wealth per adult in the world ▸ USD 4.5 tr in AuM	▸ Increasing investor sophistication ▸ Underserved mass affluent market ▸ Lack of comprehensive service providers	One of the largest independent wealth management platforms in Hong Kong
Health: Healthcare	▸ #1 most efficient global healthcare provider (pre-Covid), #8 most innovative ▸ USD 24 bn in annual healthcare spending	▸ Ageing population ▸ Demand for better / more expensive treatments ▸ New products driving up costs	#2 healthcare management organization in Hong Kong

*Source: various government official annual reports

Immediate Access to GBA Integration and Expansion

Opening up of Greater Bay Area


Zhaoqing
Guangzhou
Huizhou
Foshan
Dongguan
Shenzhen
Zhongshan
Jiangmen
Zhuhai
Macau
Hong Kong

- 13% China economy
- US$2.0 trillion GDP
- 86 million population
- 2-hour living circle from Hong Kong

*Source: government figures

Leading to Huge Opportunities

- **Life insurance:**
  - Low penetration in the rest of GBA
  - HK has the most attractive products
  - Established practice of "fly-to-buy"
- **Asset Mgt:**
  - Continued high saving rates
  - HNWI in GBA is keen to invest abroad
  - Diversification away from cash
- **Healthcare:**
  - Sophistication of HK medical services
  - Mainland China "medical tourism"

Our Business is positioned for Strong Tailwinds in 2023 and 2024

Chinese households are cashed up …



RMB, trillion
14
12
10
8
6
4
Household deposits, 12m change
RMB14.8 trillion

… mortgage rates are down



5.75
5.50
5.25
5.00
4.75
4.50
4.25
4.00
2016
2017
2018
2019
2020
2021
2022
PBoC, reported average mortgage rate
Rong360 & Beike survey, average 1st home mortgage rate
4.3%
4.2%

Best economic background for our business since 2003

*Source: Official PBOC figures



Compelling Business Model with State-of-the-Art Infrastructure

Significant Stickiness to Our Platform

Tech-Enabled Platform Infrastructure	Full Range of Products and Services
All-Encompassing Service Support	Data Analytics

In-Person
+
Tech
Offerings to End-clients

→

Stickiness to our Platform

Data Analytics from Our De-siloed Systems Empowers Cross-selling

AGBA

Lessons Learned:-

Leader in Cross-Selling

Fubon Financial

Customers & Clients

- Public Sites
- Customer Apps/ Client Portals
- Customer Portfolio Tools

Consultants & Partners

- Mini Site
- Consultant Workbench
- Training App
- Consultants & Partner Management
- Commission Engine

Central Client Data Service Hub

- CRM
- Data Warehouse & BI
- Rewards System
- RPA

Product Services

- Product Libraries
- Product Configurators

Operation Services

- Order Management
- Workflow
- Risk Management
- 'Regulatory Compliance

Combining Growth and Stability, Tech and In-Person Advice/Services

Dominating the market in independent financial advice, we have the largest team of personal financial consultants selling wealth products in Hong Kong, generating over US$100m in annual commissions.

At the same time, we are rapidly growing alternative distribution channels, including digital D2C and corporate partnerships

Huge Independent Salesforce


MILLION DOLLAR
ROUND TABLE



Digital Channels


Manage Risk & Invest
With EASE
Medium-risk
Account Opening
Invest Anytime Anywhere

Results in: High Quality, Recurring Revenue

Size (largest independent distributor) and scope (broadest range of products and supporting services) drive high quality, recurring revenue.
Size means we get the "best deals" on our platform. Scope means we lock-in advisors.

Size

Product providers prefer dealing with one large counterparty

Implications:
- We get access to the "hottest" products
- We receive the highest level of commissions and bonuses

Scope

Advisors prefer dealing with one-stop service platform

Implications:
- We can demonstrate added value for advisors:
  - More and better products = higher sales
  - Supporting services = lower costs, more time to sell
  - Productivity tools = higher sales
- We lock in advisors without competing on price

Plus: products we sell are long-term and recurring in nature, generating multi-year commissions.

FinTech Investments: Financial and Operational Benefits

FinTech Business provides Financial and Operational Benefits

AGBA

AGBA is one of the leading names in the corporate FinTech investment sector

Investment	Description
TANDEM	UK digital challenger bank offering a full suite of products across savings and lending
zai	Global technology driven currency exchange and international payments company. Formerly CurrencyFair
oscar	US digital health insurance company
nutmeg	UK digital wealth management platform (monetized in 2019)

- Highly successful monetization of Nutmeg in 2021 at a sizeable gain
- Remainder of FinTech investments have seen major capital contributions from its largest shareholders
- All investment companies have large addressable markets, ambitious strategic plans and are driven by capable management teams
- All investment companies are either profitable or have established a clear path to near-term profitability

Goal: financial gains + knowledge transfers = develop and grow new business models

We Integrated our Healthcare Business in 2021 …

DR. JONES FOK & ASSOCIATES

Founded	1979
Integrated	2021
Doctors	1,200+
Clinics	800+

Healthcare providers are in the driving seat of the ecosystem, influencing both quality of treatments and cost of service


Insurers
AIA
PRUDENTIAL
AXA
AGBA
Healthcare Providers
Hospitals (Public / Private)
AGBA Health
Other Medical Groups
Employees
Patients / Clients

By combining JFA Health into AGBA, AGBA can better orchestrate the ecosystem, providing higher quality treatment while controlling cost

… Only at the Start: Huge Growth Opportunities

Three main drivers will drive substantial growth in the coming 3-5 years


Wealth
HEALTH
Customer Growth
one platform
Patient referrals
Insurance coverages
Content Marketing
Insurance advice
Health advice


Data
Only one with patient data since 1970s
Doctors
1,000 doctors & 200 specialists for real-time consultation and advice
Only credible digital health platform in Hong Kong and Greater Bay Area

1 UPGRADE, REBRANDING AND INTEGRATION

2 ORGANIC GROWTH

3 CONSOLIDATION


Love
one
platform
perform

Track Record and Forward-Looking Plans

Executive Committee with Extensive Track Records

JinYi Lee

Senior Advisor

- Extensive experience in the banking industries with senior management position held
- Former deputy chairman of Lansen Pharmaceutical Holdings, CEO of Cathay International Holdings, and former managing director and CEO of Fubon Bank (HK).
- Managing Director, JP Morgan Asia. MBA, Harvard Business School

Wing-Fai Ng

Group CEO

- Ran and transformed Fubon with the Tsai Family since 2000; formerly Managing Director of Fubon Financial Holding, overseeing its strategy, capital markets, merger and acquisition activities
- 30 years of track records in restructuring and transformation of financial institutions in Asia in investment banking and private equity; formerly Managing Director and Head of the Asia-Pacific Financial Institutions Group at Salomon Smith Barney
- MA, University of Cambridge and MBA, Harvard Business School

Almond Wong

Group Chief Operating Officer

- Over 20 years of experience in managing organizational efficiency and talent development in AXA, Sun Life Financial, Hutchison Ports and CSL Telecommunications
- Responsible for managing business operations and corporate functions
- Advanced Management Program, Harvard Business School

Arthur Wong

Group Chief Information Officer

- 30 years of experience in banking and finance industry in Hong Kong and APAC, including Head of IT for China Construction Bank HK and Asia, holding CIO/IT Management positions for Chong Hing Bank, HKICL, KKR Asia and Fubon Bank HK
- Proven track records in driving new initiatives and delivery of complex technology solutions. Well-rounded in technology management, architecture design and digital transformation
- MBA, University of Warwick

Jeroen Nieuwkoop

Group Chief Strategy Officer

- Over 20 years of track record in private equity, mergers and acquisitions; previously worked at Fubon Financial and Primus Pacific Partners
- Key role to ensure smooth implementation of the Group's strategic plans, enhance internal processes and management information systems to improve overall group supervision and decision making

Desmond Shu

Acting Group Chief Financial Officer

- Over 20 years of experience in investment banking and financial services industry, including MIMB Investment Bank, SIBB Investment Bank, Primus Holdings (HK) and KPMG Corporate Services
- Focused on strategic management of investment and finance actions

Managed by Financial and Technology Specialists....



Jin Yi Lee
Senior Advisor



Wing-Fai Ng
Group CEO



Desmond Shu
Acting Group Chief Financial Officer



Jeroen NieuwKoop
Group Chief Strategy Officer



Almond Wong
Group Chief Operating Officer



Arthur Wong
Group Chief Information Officer



Angela Lui
Deputy Group Chief Financial Officer



Richard Kong
Deputy Group Chief Financial Officer and Company Secretary



Jean Kam
Group Chief Human Resources Officer



Anthony Jim
Group Chief Marketing Officer



Anthony Chung
General Counsel, Group Chief Legal & Compliance Officer



Daryl Choy
Co-Head of Digital Distribution



Dr Wong Shiu Man
CEO
JFA (AGBA Health)



Thomas Wu
Chief of Business Platform, OnePlatform



Kevin Mo
Chief of OnePlatform, China



Venus Chiu
Chief Investment Business Officer, OnePlatform



Henry Shin
Chief Business Officer, IFA and GBA Business, OnePlatform



Wei Wei Lee
Senior Manager, Internal Audit

We came from

Fubon Bank 富邦銀行, citi, J.P.Morgan, DRB-HICOM (DRB-HICOM Berhad), Fubon Financial, csl., AXA, Prudential

China Construction Bank, 創興銀行 Chong Hing Bank, 茂宸集團 Mason Group, Deloitte., Prosperity International Holdings (H.K.) Ltd. 昌興國際控股(香港)有限公司, EY, Bupa, HSBC, standard chartered

TSL | 謝瑞麟, 新世界發展有限公司 New World Development Company Limited, 海通國際 HAITONG, 中信建投國際 China Securities International, JFA Dr. Jimmy Fan & Associates, 醫院管理局 Hospital Authority, AIA, ZURICH 蘇黎世

....Backed by a Shareholder of Impeccable Reputation

AGBA



- Mr. Richard Tsai is the largest shareholder of AGBA. He will remain the largest shareholder of AGBA post NASDAQ listing
- The Tsai Family is one of the wealthiest and most respected families in Asia
- Mr. Tsai is the Chairman of Fubon Financial and Fubon Group of companies
- Fubon Financial is one of the largest home-grown financial institution in Asia with a market value in excess of US$30bn and assets of almost US$400bn
- He has been in the forefront in investing and developing in technologies, fintech and healthcare globally

AGBA Proforma Shareholding Structure


The Tsai Family
Perfect Able Global Limited
27.65%
Eagle Legacy Limited
13.86%
Oceana Glory Limited
13.86%
Other Minority Shareholders
41.64%
Minority Shareholders with Free Shares
2.99%
AGBA Group Holding Limited



Forward-Looking Plans

#1 Focus: Execution

1. Continued Market Share Grabs
2. Further Integration between Wealth and Health Business
3. Footprint Expansion further into Greater Bay Area and S.E. Asia
4. Strategic Investments/Acquisitions in FinTech and Distributions


EXCELLENCE
IS
ONLY
DESTINATION

THANK YOU

For further information, please visit www.agba.com

agbagroup

Investor Relation Enquires:

ir@agba.com +852 5529 4500


DISTANCE (MILES)
DATE

Appendix

Hong Kong Life Insurance – Typical Products

In many markets, including the US, life insurance products tend to focus on protection. In Hong Kong, most life insurance products are tilted towards investments. 60% of the market is comprised of participating savings products: limited protection coupled with long-term capital growth objectives.

Sample Best-Selling Policy Terms

Basic Information		
Premium Payment Period	Single Premium	
Issue Age	From 15 days to age 80	
Policy Term	Up to age 128 of the Insured	
Policy Currency	US dollars	
Minimum Single Premium	USD 10,000[12] The premium and all benefits of your Policy are calculated based on the Units	
Death Benefit	Issue age of Initial Insured:	
	75 years old or below	76 years old or above
	The higher of the following: i) A percentage of total premiums paid[#], where such percentage will be 105% during the first Policy Year with 1% increment on each subsequent Policy Anniversary starting from the 1st Policy Anniversary to the 5th Policy Anniversary, up to a maximum of 110%; or ii) The sum of the guaranteed Cash Value as at the date of death of the Insured and terminal dividend[*] (if any) plus accumulated annual dividends and interest[*] (if any) minus indebtedness (if any).	The higher of the following: i) 101% of total premiums paid[#]; or ii) The sum of the guaranteed Cash Value as at the date of death of the Insured and terminal dividend[*] (if any) plus accumulated annual dividends and interest[*] (if any) minus indebtedness (if any).
Surrender Benefit / Maturity Benefit	The sum of the guaranteed Cash Value, accumulated annual dividends and interest[*] (if any) and terminal dividend[*] (if any) minus any indebtedness.	
Annual Dividend[*]	While the Policy is in force, annual dividend (non-guaranteed) will be payable annually from the 11th Policy Anniversary. The following options are available: i) Accumulation with interest (default option) ii) Payment in cash	
Terminal Dividend[*]	While the Policy is in force, terminal dividend (non-guaranteed) will be declared annually from the 1st Policy Anniversary. Payable in the following situation: i) Death of the Insured (except Policy Continuation Option being exercised); or ii) Surrender / Partial Surrender; or iii) Policy maturity, which is the Policy Anniversary after the Insured's 128th birthday; or iv) Terminal dividend Lock In Option is being exercised	

Typical Terms:

- Long-term capital growth through a non-guaranteed terminal dividend.
- Protection through marginal death benefits (100-105% of premiums paid or account value).
- Often single premium, with a minimum in the US$ 10,000 range.